Exhibit 99-1

                   Exelon Corporation and Subsidiary Companies
        Selected Financial Data and Market for Registrant's Common Equity
                         and Related Stockholder Matters

Selected Financial Data

                                                           For the Years Ended December 31,
                                                           --------------------------------
                                                 2000       1999       1998       1997       1996
                                               --------   --------   --------    -------   -------
Statement of Income Data:
Operating Revenues                             $  7,499   $  5,478   $  5,325   $  4,601   $  4,284
Operating Income                                  1,527      1,373      1,268      1,006      1,249
Income before Extraordinary Items
  and Cumulative Effect of a Change in
  Accounting Principle                              566        607        520        320        499
Extraordinary Items (net of income taxes)            (4)       (37)       (20)    (1,834)        --
Cumulative Effect of a Change in
  Accounting Principle                               24         --         --         --         --
Net Income (Loss)                                   586        570        500     (1,514)       499

Earnings per Share (Basic):
Income Before Extraordinary Items and
  Cumulative Effect of a Change in
  Accounting Principle                         $   2.81   $   3.10   $   2.33   $   1.44   $  2.24
Extraordinary Items                               (0.02)     (0.19)     (0.09)     (8.24)       --
Cumulative Effect of a Change in
  Accounting Principle                             0.12         --         --         --        --
                                               --------   --------   --------    -------   -------
Net Income (Loss)                              $   2.91   $   2.91   $   2.24    $ (6.80)  $  2.24
                                               ========   ========   ========    ========  =======
Dividends per Share                            $   0.91   $   1.00   $   1.00    $  1.80    $1.755
                                               ========   ========   ========    ========  =======
Average Shares Outstanding                         202        196        223        223       223
                                               ========   ========   ========    ========  =======

                                                                    At December 31,
                                                                    ---------------
                                                 2000       1999       1998       1997       1996
                                               --------   --------   --------    -------   -------
Balance Sheet Data:
Current Assets                                 $  4,184   $  1,221  $     582   $  1,003  $     420
Property, Plant and Equipment, net               12,936      5,004      4,804      4,671     10,942
Deferred Debits and Other Assets                 17,477      6,862      6,662      6,683      3,899
                                               --------   --------   --------    -------    -------
Total Assets                                    $34,597    $13,087    $12,048    $12,357    $15,261
                                               ========   ========   ========    =======    =======

Current Liabilities                            $  4,651   $  1,286   $  1,735   $  1,619   $  1,103
Long-Term Debt                                   12,958      5,969      2,920      3,853      3,936
Deferred Credits and Other Liabilities            9,143      3,738      3,756      3,576      4,982
Preferred Securities of Subsidiaries                630        321        579        582        594
Shareholders' Equity                              7,215      1,773      3,058      2,727      4,646
                                               --------   --------   --------    -------    -------
Total Liabilities and Shareholders' Equity      $34,597    $13,087    $12,048    $12,357    $15,261
                                               ========   ========   ========    =======    =======

Market for Registrant's Common Equity and Related Stockholder Matters

Exelon Corporation's (Exelon) common stock is listed on the New York Stock Exchange. The following table sets forth the high and low sales prices and closing prices for Exelon's common stock for the past two years. The information presented in the table below prior to October 20, 2000 represents PECO Energy Company.

                                    2000                                        1999
                  -----------------------------------------   -----------------------------------------
                  Fourth     Third      Second     First      Fourth     Third      Second     First
                  Quarter    Quarter    Quarter    Quarter    Quarter    Quarter    Quarter    Quarter
High Price         $71.00    $61.38      $46.81    $43.69      $38.81    $44.19     $50.50      $46.44
Low Price          $53.88    $40.50      $36.56    $33.00      $31.50    $35.88     $41.88      $35.25
Close              $70.21    $60.58      $40.31    $36.88      $34.75    $37.50     $41.88      $46.25
Dividends          $ 0.16    $ 0.25      $ 0.25    $ 0.25      $ 0.25    $ 0.25     $ 0.25      $ 0.25


Exelon had 202,312 shareholders of record of common stock as of December 31, 2000.













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